EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of ITS Networks Inc. (the "Company") for the fiscal year ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned President and Principal Accounting and Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. '1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Date: January 24, 2005	By:	/s/ Gustavo Gomez
Gustavo Gomez
Chief Executive Officer,
President and Treasurer

By:	/s/ Herman de Haas
Hermand de Haas
Executive Vice President,
Chief Operating Officer and
Principal Accounting and Financial Officer